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Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-98786.

                                                            ARTHUR ANDERSEN LLP

Hartford, Connecticut
March 28, 1997